SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 27, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-03             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On September 27, 1999 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distrbutions  are  filed  as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 27, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  October 20, 1999            By:   /s/ Kimberly Costa

                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         September 27, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 27, 1999



             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                              STATEMENT TO CERTIFICATEHOLDERS
                                       September 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance            Principal        Interest        Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       152,951,000.00  146,131,576.32       121,921.93   840,256.58     962,178.49      0.00        0.00     146,009,654.39
AP1          933,405.00      928,864.91           818.48         0.00         818.48      0.00        0.00         928,046.43
A2        76,965,000.00   68,477,880.24     1,255,507.24   385,188.08   1,640,695.32      0.00        0.00      67,222,373.00
AP2          784,915.00      752,747.65           812.51         0.00         812.51      0.00        0.00         751,935.14
A3        33,914,000.00   32,637,449.29       627,049.79   178,146.08     805,195.87      0.00        0.00      32,010,399.50
AP3          844,678.00      827,163.41        70,713.37         0.00      70,713.37      0.00        0.00         756,450.04
B1         8,662,000.00    8,609,752.46         8,946.76    49,506.08      58,452.84      0.00        0.00       8,600,805.70
B2         6,351,000.00    6,312,691.97         6,569.79    36,297.98      42,857.77      0.00        0.00       6,306,132.18
B3         2,741,000.00    2,724,466.80         2,831.11    15,665.68      18,496.79      0.00        0.00       2,721,635.69
B4         1,443,000.00    1,434,296.10         1,490.44     8,247.20       9,737.64      0.00        0.00       1,432,805.66
B5           865,000.00      859,782.48           893.44     4,943.75       5,837.18      0.00        0.00         858,889.04
B6         2,318,513.06    2,304,528.24         2,394.73    13,251.04      15,645.77      0.00        0.00       2,302,133.51
R                100.00          100.00             0.00         0.58           0.58      0.00        0.00             100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   288,773,611.06  272,001,299.87     2,099,939.59 1,531,503.03   3,631,442.62      0.00        0.00     269,901,360.28
-----------------------------------------------------------------------------------------------------------------------------------
AX2       76,965,000.00   68,477,880.24             0.00     8,559.74       8,559.74      0.00        0.00      67,222,373.00
AX3       33,914,000.00   32,637,449.29             0.00     9,519.26       9,519.26      0.00        0.00      32,010,399.50
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                   Pass-through Rates
--------------------------------------------------------------------------------             ---------------------------
                        Prior                                                  Current                          Current
                       Principal                                              Principal        Class          Pass-thru
Class   cusip           Factor       Principal      Interest     Total          Factor                           Rate
----------------------------------------------------------------------------------------------------------------------------------
Al     863572zj5    955.41432433  0.79713065   5.49363234     6.29076299    954.61719368        A1          6.900000%
AP1    863572zk2    995.13599134  0.87687553   0.00000000     0.87687553    994.25911582        AP1         0.000000%
A2     863572zl0    889.72754161 16.31270370   5.00471747    21.31742117    873.41483791        A2          6.750000%
AP2    863972zm8    959.01804654  1.03515667   0.00000000     1.03515667    957.98288987        AP2         0.000000%
A3     863572z13    962.35918175 18.48940821   5.25287728    23.74228549    943.86977354        A3          6.550000%
AP3    863572zu0    979.26477309 83.71636292   0.00000000    83.71636292    895.54841016        AP3         0.000000%
B1     863572zpl    993.96818979  1.03287462   5.71531748     6.74819210    992.93531517        B1          6.900000%
B2     863572zq9    993.96818926  1.03287514   5.71531727     6.74819241    992.93531412        B2          6.900000%
B3     863572zr7    993.96818679  1.03287486   5.71531558     6.74819044    992.93531193        B3          6.900000%
B4     863572zw6    993.96819127  1.03287595   5.71531532     6.74819127    992.93531532        B4          6.900000%
B5     863572zx4    993.96818497  1.03287861   5.71531792     6.74819653    992.93530636        B5          6.900000%
B6     863572zy2    993.96819443  1.03287320   5.71531825     6.74819145    992.93532123        B6          6.900000%
R      863572zs5  1,000.00000000  0.00000000   5.80000000     5.80000000  1,000.00000000        R           6.900000%

TOTALS              941.91882309  7.27192344   5.30347293    12.57539637    934.64689966

AX2    863572zn6    889.72754161  0.00000000   0.11121601     0.11121601   873.41483791        AX2          0.150000%
AX3    863572zv8    962.35918175  0.00000000   0.28068821     0.28068821   943.86977354        AX3          0.350000%


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Kimberly Costa
                        THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email: karen.dobres@chase.com
                     ---------------------------------------

                                      -6-


             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       September 27, 1999


Sec. 4.03(i)    Unscheduled Principal Amounts                                      1,814,538.47
                Group 1 Unscheduled Principal                                         13,637.38
                Group 2 Unscheduled Principal                                      1,198,014.24
                Group 3 Unscheduled Principal                                        602,886.85

Sec. 4.03(iv)   Aggregate Advances                                                 1,628,235.51
                Group 1 Advances                                                     898,863.88
                Group 2 Advances                                                     452,508.16
                Group 3 Advances                                                     276,863.47

Sec. 4.03(v)    Ending Principal Balance                                         269,901,362.10
                Group 1 Principal Balance                                        159,800,662.31
                Group 2 Principal Balance                                         74,469,331.57
                Group 3 Principal Balance                                         35,631,368.22


Sec. 4.03(vii)  Current Period Realized Losses                                               0.00
                Group 1 Current Period Realized Losses                                       0.00
                Group 2 Current Period Realized Losses                                       0.00
                Group 3 Current Period Realized Losses                                       0.00

                Bankruptcy Losses                                                            0.00
                Fraud Losses                                                                 0.00
                Special Hazard Losses                                                        0.00

                Bankruptcy Loss Amount                                                 100,000.00
                Fraud Loss Amount                                                    5,775,472.00
                Special Hazard Loss Amount                                           5,695,222.04

                Servicing Fees (includes Retained Interest)                            106,136.24
                Sub-Servicing Fees                                                      68,000.33
                Trustee Fees                                                             1,813.34


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month       4               565,433.18         0.35%
                2 Months      0                     0.00         0.00%
                3+ Months     0                     0.00         0.00%
                Total         4               565,433.18         0.35%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month       3               494,818.02         0.66%
                2 Months      0                     0.00         0.00%
                3+ Months     0                     0.00         0.00%
                Total         3               494,818.02         0.66%


                     Group 3
                Category      Number    Principal Balance   Percentage
                1 Month       5             1,600,775.30         4.49%
                2 Months      1               295,255.82         0.83%
                3+ Months     0                     0.00         0.00%
                Total         6             1,896,031.12         5.32%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month      12             2,661,026.50         0.99%
                2 Months      1               295,255.82         0.11%
                3+ Months     0                     0.00         0.00%
                Total        13             2,956,282.32         1.10%

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                                      -7-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       September 27, 1999


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00


                                      -8-
